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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 26, 2005
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                               BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-23494                                   35-1778566
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        (Commission File Number)               (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                     46168
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On August 26, 2005, with an effective date of August 30, 2005, Robert J. Laikin, the Chief Executive Officer and Chairman of the Board of Brightpoint, Inc. (the "Company"), entered into a Sales Plan with a brokerage firm under Securities Exchange Act Rule 10b5-1. Such plans allow a corporate insider to gradually diversify holdings of his company's common stock while minimizing any market effects of such trades by spreading them out over an extended period of time and eliminating any market concern that such trades were made by a person while in possession of material nonpublic information. Consistent with Rule 10b5-1, the Company's guidelines permit personnel to implement 10b5-1 trading plans provided that, among other things, they are not in possession of any material nonpublic information at the time that they adopt such plans.

Pursuant to the 10b5-1 plan entered into by Mr. Laikin, up to the full amount of the 100,000 shares of the Company's common stock he contributed to the plan may be traded. All sales under the 10b5-1 plans are subject to the terms and conditions thereof, including predetermined minimum price conditions, and a maximum number of shares that can be sold per month. The 10b5-1 plan entered into by Mr. Laikin has a maximum term of two years. Mr. Laikin's 10b5-1 plan described in this report is in addition to his 10b5-1 plan that was reported in the Company's 8-K filed on August 12, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BRIGHTPOINT, Inc.
                                          (Registrant)

                                          By: /s/ Steven E. Fivel
                                              ---------------------------------
                                              Steven E. Fivel
                                              Executive Vice President,
                                              General Counsel and Secretary

Date:  August 29, 2005